Exhibit 10.1

                                                                  EXECUTION COPY


                                 AMENDMENT NO. 7
              TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT

     THIS AMENDMENT NO. 7 TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT, dated as of February 16, 2007 (the "Agreement") relating to the Credit Agreement referenced below, is by and among WOLVERINE TUBE, INC., a Delaware corporation (the "Company"), certain of its Subsidiaries identified as Subsidiary Borrowers on the signature pages hereto and any additional Subsidiaries of the Company which become parties to the Credit Agreement in accordance with the terms thereof (collectively referred to as the "Subsidiary Borrowers" and individually referred to as a "Subsidiary Borrower") (hereinafter, the Company and the Subsidiary Borrowers are collectively referred to as the "Borrowers" or referred to individually as a "Borrower"), each of the financial institutions identified as Lenders on the signature pages hereto (the "Lenders" and each individually, a "Lender"), and WACHOVIA BANK, NATIONAL ASSOCIATION, ("Wachovia"), acting in the manner and to the extent described in Article XIII of the Credit Agreement (in such capacity, the "Administrative Agent" or the "Agent"). Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement and the provisions of Sections 1.2 and 1.3 of the Credit Agreement related to the definitions shall apply herein.

                               W I T N E S S E T H

     WHEREAS, a $35,000,000 credit facility has been extended to the Borrowers pursuant to the terms of that certain Amended and Restated Credit Agreement dated as of April 28, 2005 (as amended, modified or otherwise supplemented from time to time, the "Credit Agreement") among the Borrowers, the Lenders, and the Administrative Agent;

     WHEREAS, the Company has entered into that certain Preferred Stock Purchase Agreement dated as of January 31, 2007 (the "Preferred Stock Purchase Agreement") with The Alpine Group, Inc. ("Alpine") and Plainfield Special Situations Master Fund Limited ("Plainfield") pursuant to which the Company, Alpine and Plainfield have agreed to enter into certain transactions, including,
(i) the purchase by Alpine and Plainfield of certain shares of the Company's Series A Preferred Stock (as defined in the Preferred Stock Purchase Agreement) and, under certain circumstances, the acquisition by Alpine and Plainfield of certain Standby Shares and Option Shares (each, as defined in the Preferred Stock Purchase Agreement), and (ii) a Rights Offering and a Registered Exchange Offer (each, as defined in the Preferred Stock Purchase Agreement) conducted by the Company under the terms set forth in the Preferred Stock Purchase Agreement (collectively, the "Alpine/Plainfield Transaction");

     WHEREAS, in connection with the Alpine/Plainfield Transaction, the Borrowers have requested that certain amendments be made to the Credit Agreement as contemplated herein and the Lenders agree to amend such provisions pursuant to the terms and conditions herein; and

     WHEREAS, the undersigned Lenders have agreed to amend the Credit Agreement as set forth herein;

     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     (A)  Amendments.

          1. Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

               "Alpine" means The Alpine Group, Inc.

               "Management Agreement" means the Management Agreement dated as of February 16, 2007 between the Company and Alpine.

               "Plainfield" means Plainfield Special Situations Master Fund Limited.

               "Preferred Stock Certificate of Designations" means the Series A Certificate of Designations, attached as Exhibit A to the Preferred Stock Purchase Agreement.

               "Preferred Stock Purchase Agreement" means that certain Preferred Stock Purchase Agreement dated as of January 31, 2007 among the Company, Alpine and Plainfield.

               "Series A Preferred Stock" means the convertible preferred stock designated as the Series A Convertible Preferred Stock of the Company having the rights, preferences, privileges and restrictions set forth in the Preferred Stock Certificate of Designations which shall be convertible into the Common Stock, par value $0.01 per share, of the Company in accordance with the terms thereof.

          2. Section 6.15 of the Credit Agreement is hereby amended by deleting the penultimate sentence thereof and replacing it with the following new sentence:

          The outstanding capital stock and other equity interests of all Credit Parties is validly issued, fully paid and non-assessable and the outstanding capital stock and other equity interests of all Subsidiary Borrowers is owned by the Company, directly or indirectly, free and clear of all Liens (other than those arising under or contemplated in connection with the Credit Documents).

          3. Section 9.1 of the Credit Agreement is hereby amended by deleting "and" from the end of clause (l), relettering clause (m) thereof as clause
     (n) and adding a new clause (m) thereto as follows:

               (m)  the Series A Preferred Stock; and

          4. Section 9.7 of the Credit Agreement is hereby amended by deleting "and"


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

     after clause (ii) thereof, inserting a comma immediately thereafter and after clause (iii) thereof, and adding the following new clauses (iv), (v) and (vi) to the end thereof:

               (iv) the sale of the Series A Preferred Stock to Alpine and Plainfield in accordance with the Preferred Stock Purchase Agreement, (v) (A) the execution and delivery of the Management Agreement, (B) the payment of monthly fees thereunder not to exceed $1,250,000 in the aggregate per calendar year so long as no Event of Default shall exist immediately before or after payment of such fees and (C) the reimbursement of expenses thereunder not to exceed $60,000 per calendar quarter without the approval of the Board of Directors of the Company, and (vi) the grant of options to Alpine pursuant to any equity incentive plan adopted by the Company.

          5. Section 9.11 of the Credit Agreement is hereby amended by deleting clause (c) thereof and replacing it with the following new clause
     (c):

               (c) dividends payable on the Series A Preferred Stock as and when due in accordance with the Preferred Stock Certificate of Designations so long as no Event of Default shall exist immediately before or after payment of such dividends,

          6. Section 9.17 of the Credit Agreement is hereby amended by deleting "and" after clause (iii) thereof, inserting a comma immediately thereafter and after clause (iv) thereof, and adding the following new clause (v) to the end thereof:

               (v) the Preferred Stock Certificate of Designations.

          7. Each of the Schedules attached to the Credit Agreement is hereby deleted and replaced by the corresponding Schedule attached to this Agreement.

     (B) Consent. The Agent and the Lenders hereby consent to the Company's adoption and filing of the Preferred Stock Certificate of Designations and the amendment of the Company's Restated Certificate of Incorporation to increase the number of authorized Common Shares in accordance with Section 4.14 of the Preferred Stock Purchase Agreement.

     (C) Representations and Warranties. Each Credit Party hereby represents and warrants that (i) the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those representations and warranties which by their terms relate solely to an earlier date) and after giving effect to the transactions contemplated herein, (ii) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to the transactions contemplated herein,
(iii) it has the corporate, limited liability company or limited partnership power and authority to execute and deliver this Agreement and to perform its obligations hereunder and has taken all necessary organizational action to authorize the execution, delivery and performance by it of this Agreement; (iv) it has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by general principles of equity and (v) neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated therein, nor performance of and compliance with the terms and provisions thereof will violate or conflict in any material respect with any material provision of its articles or certificate of incorporation or certificate of limited partnership or certificate of formation, bylaws, agreement of limited partnership or limited liability company agreement or violate, contravene or conflict in any material respect with contractual provisions of, or cause an event of default under, any indenture, including without limitation the 2008 Senior Note Indenture and 2009 Senior Note Indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound.

     (D) Effectiveness. This Agreement shall become effective upon satisfaction of all of the following conditions precedent:

          1. Executed Agreement. The Administrative Agent shall have received a fully executed counterpart of this Agreement from each party hereto.

          2. Executed Preferred Stock Purchase Agreement, Etc. The Administrative Agent shall have received a fully executed copy of the Preferred Stock Purchase Agreement and all related agreements executed in connection therewith including, without limitation, the Management Agreement, which agreements shall be in full force and effect and shall be reasonably satisfactory to the Administrative Agent.

          3. Permitted Securitization Waiver. The Administrative Agent shall have received an original fully executed copy of the Master Waiver among the Company, Wolverine Tube (Canada) Inc., Tube Forming, LP, Small Tube Manufacturing LLC, Wolverine Joining Technologies, LLC, DEJ 98 Finance, LLC, Wolverine Finance, LLC, Variable Funding Capital Company LLC, The CIT Group/Business Credit, Inc., and Wachovia dated as of February 14, 2007, and to which the Administrative Agent and the Lenders hereby consent.

          4. Amendment Fee. The Administrative Agent shall have received from the Borrowers an amendment fee of $20,000 in connection with this Agreement.

          5. Other Conditions Precedent. The Borrowers shall have completed all proceedings taken in connection with the transactions contemplated by this Agreement and delivered to the Administrative Agent all other documentation and other items incident thereto, and each shall be satisfactory to the Administrative Agent and its legal counsel, Mayer, Brown, Rowe & Maw, LLP.

     (E) No Other Modification. Except to the extent specifically provided to the contrary in this Agreement, all terms and conditions of the Credit Agreement (including Exhibits and Schedules thereto) and the other Credit Documents shall remain in full force and effect, without modification or limitation. This Agreement shall not operate as a consent to any other action or inaction by the Borrowers or any other Credit Party, or as a waiver or amendment of


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

any right, power, or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Credit Document nor constitute a consent to any such action or inaction, or a waiver or amendment of any provision contained in the Credit Agreement or any other Credit Document except as specifically provided herein. Each of the Credit Parties acknowledges, confirms and agrees that the Credit Documents to which it is a party remain in full force and effect as of the date hereof and continue to secure all Obligations of each such Credit Party to any Lender or the Administrative Agent, and novation of any kind is hereby expressly disclaimed.

     (F) Release. In consideration of entering into this Agreement, each Credit Party (a) represents and warrants to the Administrative Agent and each Lender that as of the date hereof there are no causes of action, claims, actions, proceedings, judgments, suits, demands, damages or offsets against or defenses or counterclaims to its Obligations or Secured Obligations under the Credit Documents and furthermore, such Credit Party waives any and all such causes of action, claims, actions, proceedings, judgments, suits, demands, damages, offsets, defenses or counterclaims whether known or unknown, arising prior to the date of this Agreement and (b) releases the Administrative Agent and each Lender and each of their respective Affiliates, Subsidiaries, officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, actions, proceedings, judgments, suits, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act with respect to any Credit Document, on or prior to the date hereof.

     (G) Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina, without regard to the principles governing conflicts of laws thereof.

     (H) INCORPORATION BY REFERENCE OF CERTAIN PROVISIONS. THE PROVISIONS IN SECTIONS 14.5, 14.6, 14.8, 14.9, 14.10, 14.12, 14.13, 14.14, 14.15, 14.19 AND
14.24 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE HEREIN, MUTATIS MUTANDIS.

     (I) Payment of Expenses. Each of the Borrowers agrees, jointly and severally, to pay all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and all other related matters pertaining hereto and to the Credit Agreement, including, without limitation, the reasonable fees and expenses of Mayer, Brown, Rowe & Maw LLP.

                            [SIGNATURE PAGES FOLLOW]


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

     Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

                                   COMPANY:
                                   -------

                                   WOLVERINE TUBE, INC.


                                   By: /s/ James E. Deason
                                       -----------------------------------------
                                   Name: James E. Deason
                                         ---------------------------------------
                                   Title: SR. Vice President & CFO
                                          --------------------------------------


                                   SUBSIDIARY BORROWERS:
                                   --------------------

                                   TF INVESTOR, INC.


                                   By: /s/ James E. Deason
                                       -----------------------------------------
                                   Name: James E. Deason
                                         ---------------------------------------
                                   Title: Vice President & Treasurer
                                          --------------------------------------


                                   TUBE FORMING HOLDINGS, INC.


                                   By: /s/ James E. Deason
                                       -----------------------------------------
                                   Name: James E. Deason
                                         ---------------------------------------
                                   Title: Vice President & Treasurer
                                          --------------------------------------


                                   TUBE FORMING, L.P.


                                   By:  Tube Forming Holdings, Inc.,
                                        its General Partner

                                        By: /s/ James E. Deason
                                            ------------------------------------
                                        Name: James E. Deason
                                              ----------------------------------
                                        Title: Vice President & Treasurer
                                               ---------------------------------


                                                            Wolverine Tube, Inc.
                                                                 Amendment No. 7

                                   WOLVERINE FINANCE, LLC


                                   By: /s/ James E. Deason
                                       -----------------------------------------
                                   Name: James E. Deason
                                         ---------------------------------------
                                   Title: Vice President & Treasurer
                                          --------------------------------------


                                   SMALL TUBE MANUFACTURING, LLC


                                   By: /s/ James E. Deason
                                       -----------------------------------------
                                   Name: James E. Deason
                                         ---------------------------------------
                                   Title: Vice President & Treasurer
                                          --------------------------------------


                                   WOLVERINE JOINING TECHNOLOGIES, LLC


                                   By: /s/ James E. Deason
                                       -----------------------------------------
                                   Name: James E. Deason
                                         ---------------------------------------
                                   Title: Vice President & Treasurer
                                          --------------------------------------


                                   WOLVERINE CHINA INVESTMENTS, LLC


                                   By:  Wolverine Tube, Inc.,
                                        its Managing Member

                                        By: /s/ James E. Deason
                                            ------------------------------------
                                        Name: James E. Deason
                                              ----------------------------------
                                        Title: SR. Vice President & CFO
                                               ---------------------------------


                                   WT HOLDING COMPANY, INC.


                                   By: /s/ James E. Deason
                                       -----------------------------------------
                                   Name: James E. Deason
                                         ---------------------------------------
                                   Title: Vice President & Treasurer
                                          --------------------------------------


                                                            Wolverine Tube, Inc.
                                                                 Amendment No. 7

                                   AGENT AND LENDERS:
                                   -----------------

                                   WACHOVIA BANK,
                                   NATIONAL ASSOCIATION, in its capacity
                                   as Administrative Agent and as a Lender


                                   By: /s/ Rodney K. Sanders
                                       -----------------------------------------
                                   Name: Rodney K. Sanders
                                         ---------------------------------------
                                   Title: Director
                                          --------------------------------------








                              (signature pages end)










                                                            Wolverine Tube, Inc.
                                                                 Amendment No. 7